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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

April 21, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2001. The net asset value on that date was $29.72. In addition a regular quarterly dividend of $0.33 was declared for shareholders of record on March 21, 2001 and paid on March 22, 2001.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of -2.7%. This compares with the NAREIT Equity REIT Index* total return of 0.4%.

    REITs continued their run of extraordinary out-performance -- again beating the stock market by record setting amounts as the S&P 500 Index declined by 11.9% in the quarter and the NASDAQ composite index plunged 25.5%. Within the overall REIT universe, however, there was a complete reversal of leadership. The Office and Apartment sectors, leaders for the past two years, were among the weakest in the first quarter, with total returns of -5.2% and -3.6%, respectively. In contrast, the Health Care sector returned 21.1% and the Regional Mall sector rose 9.0%, reversing their lagging relative performance of the prior two years. Health care REITs are benefiting from their high dividend yields along with the bottoming out and nascent recovery of the skilled nursing and hospital industries. Regional mall REITs also enjoy high dividend yields, and while they have suffered from low valuations, they have also proven themselves to be very resilient in the face of a slowing economy and the threat of the Internet, which has turned out to have been more a matter of perception than reality.

    Our under-performance during the quarter was due to the fact that, for the first time in nearly three years, our 'realty majors' strategy simply stopped working. For example, the largest companies' aggregate total returns of -1.7% lagged far behind the returns of mid-sized companies, which returned 4.2%. The best returns came from the smallest companies, at 9.6%. Similarly, and perhaps even more striking, the highest dividend yielding companies delivered a 16.8% total return in the quarter alone, while the REITs starting the quarter with the lowest dividend yields returned -7.3%.

    We believe that there are several reasons for these recent performance trends. First is that the Federal Reserve's aggressive move toward cutting interest rates at the beginning of the year caused investors to favor higher yielding securities. In addition, the current weakness in the economy and the continually lowered expectations for economic growth later this year are causing REIT analysts to question their growth assumptions for many companies. This is particularly the case for those companies operating in the markets that have experienced the highest growth over the past two years, such as Northern California, Boston and New York. As a result, there has been a convergence of expected growth rates for much of the REIT universe. In this environment of reduced growth expectations in general, investors may be expecting that a higher proportion of total investment return must come from income, and a smaller proportion to come from growth.

    To be sure, signs of weakness in several property markets are beginning to develop, some rather dramatically. For example, in certain parts of the San Francisco Bay area, in the past three months alone office vacancy rates have doubled from 4% to 8%, and average market rents have declined from $80 per square foot to $50. In New York City, reports indicate that even though the vacancy rate has remained stable at a very low level

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


(about 4%), several million square feet of sub-let space is becoming available, as many technology and financial service companies have begun to scale back their expansion plans. With respect to the apartment markets, here too analysts are lowering expectations, particularly for the stronger, high-end markets due to economic weakness and the unwillingness (or inability) of renters to pay inflated asking prices. In sum, the bad news on the economic front has finally begun to affect both the actual and perceived fundamentals of many real estate markets. This, in turn, has begun to weigh on the psychology towards real estate stocks.

    Nonetheless, indicators of REIT fundamental performance have remained relatively positive. Reported earnings growth in the fourth quarter of 2000 came in at about 9%, and expected earnings growth in the first quarter of 2001 and the remainder of the year remains in the 8-9% range. Meanwhile, 2001 earnings growth expectations for the S&P 500 have now become earnings decline expectations, with the magnitude of this decline seemingly growing greater with every announced disappointment. To the surprise of many, despite the recent superior performance and future prospects for REITs, real estate mutual funds continue to experience net outflows. (Frankly, we do not know where this money is going.) Capital raising by REITs in the quarter took an interesting turn: common equity offerings totaled only about $350 million, but unsecured debt and preferred stock issuance together were about $4.4 billion, the most in two years and a clear indication of the companies' desire to take advantage of lower interest rates. Importantly, most of this debt capital was issued at very attractive fixed rates, around 7.5%, and was used to retire either maturing, or floating rate debt.

    Finally, the quarter ended with the largest REIT, Equity Office Properties, agreeing to purchase the fourth largest, Spieker Properties, for stock and cash. This continues a trend of consolidation in the industry, with the largest companies becoming ever more dominant. At the same time, particularly in light of the recent relative performance of the larger companies, some analysts have begun to question the 'bigger is better' thesis. While we believe that size is critical to success in this capital intensive industry, this argument will not be decided any time soon in our opinion, perhaps not until we have gone through a complete economic and real estate cycle.

INVESTMENT OUTLOOK

    At this juncture, three out of our four year-end expectations are shaping up nicely: REITs are enjoying strong absolute and relative earnings growth; the valuation gap between REITs and the stock market in general has narrowed; and REITs are enjoying a growing menu of investment opportunities as their cost of capital has declined and the initial returns on new investments have risen. So far this year, in addition to a handful of outright purchases, a number of REITs have taken advantage of some very substantial joint venture opportunities with financial partners. We expect that the difficult economic environment will create even better acquisition opportunities. Our fourth expectation, that the REIT industry will begin to expand once again, may not happen until the second half of the year or thereafter. We believe that REITs will first need to demonstrate their earnings, operating and stock price resilience in this economic slow down in order for investor confidence to be fully restored. Again, this may not be possible until economic growth begins to accelerate once again.

    We still believe that this will happen because of the relatively strong position of most real estate markets, particularly at this point in the cycle. While the weakening economy is certainly no help, it is a lot different starting an economic downturn with a 5% office vacancy rate as opposed to the 25% vacancy rate that prevailed going into the last recession. Further, the very strong financial condition of the major companies must be

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


recognized as well as the embedded rent growth that still exists in many of their portfolios. While rental rates have declined in certain markets, most of the major companies still have tenant leases that will be rolling at higher levels, and this will still provide earnings growth, albeit at a lower rate than in the past year. It should also be recognized that few, if any, analysts have factored the extraordinary (and unsustainable) rent spikes that recently took place in high growth markets into their earnings estimates. Therefore, although we expect earnings expectations to be ratcheted down somewhat in the months ahead, we do not foresee an environment in which earnings disappointments will be numerous and exert downward pressure on REIT share prices.

    Our strategic challenge going forward involves whether to maintain the realty majors emphasis in our portfolio. In one sense, this is not a difficult decision because the disparate market performance in the first quarter has considerably narrowed the valuations between the larger and smaller companies. In other words, at today's prices one is not paying much of a premium, if any, for quality, size and growth potential. We believe that with most real estate markets still at or near equilibrium and the economy weakening, the major companies are likely to fare the best. Their lower cost of capital, economies of scale, better portfolios and strong management skills will enable them to take advantage of the already growing number of opportunities. This is a winning combination for any industry under any market conditions. Thus, despite this brief period of under-performance we remain committed to this investment strategy and believe it will generate satisfactory returns over the long term.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

                                                                   NUMBER
                                                                 OF SHARES       VALUE
                                                                 ----------   ------------
EQUITIES                                               97.89%
    APARTMENT/RESIDENTIAL                              16.58%
         Apartment Investment & Management Co. -- Class A.....     262,200    $ 11,654,790
         Archstone Communities Trust..........................     653,600      16,078,560
         AvalonBay Communities................................     693,100      31,750,911
         Charles E. Smith Residential Realty..................     163,400       7,433,066
         Equity Residential Properties Trust..................     467,800      24,339,634
         Essex Property Trust.................................     160,000       7,688,000
                                                                              ------------
                                                                                98,944,961
                                                                              ------------
    HEALTH CARE                                         9.26%
         Health Care Property Investors.......................     691,900      23,469,248
        *Manor Care...........................................     270,300       5,514,120
         Nationwide Health Properties.........................   1,011,300      16,878,597
         Ventas...............................................   1,108,200       9,419,700
                                                                              ------------
                                                                                55,281,665
                                                                              ------------
    HOTEL                                               8.91%
         Host Marriott Corp. .................................   1,370,900      16,012,112
         MeriStar Hospitality Corp. ..........................     268,500       5,370,000
         Starwood Hotels & Resorts Worldwide..................     935,600      31,819,756
                                                                              ------------
                                                                                53,201,868
                                                                              ------------
    INDUSTRIAL                                          8.64%
         AMB Property Corp. ..................................     787,900      19,382,340
         First Industrial Realty Trust........................     176,700       5,590,788
         ProLogis Trust.......................................   1,324,600      26,597,968
                                                                              ------------
                                                                                51,571,096
                                                                              ------------
    OFFICE                                             30.98%
         Arden Realty Group...................................     819,700      19,344,920
         Boston Properties....................................     595,400      22,893,130
       **Brookfield Properties Corp...........................   1,094,800      18,257,079
         Crescent Real Estate Equities Co. ...................     241,800       5,488,860
         Equity Office Properties Trust.......................   1,606,100      44,970,800
        *FrontLine Capital Group..............................     664,200       6,766,538
         Mack-Cali Realty Corp. ..............................     595,400      16,075,800
         SL Green Realty Corp. ...............................     340,000       9,333,000
         Vornado Realty Trust.................................   1,166,800      41,806,444
                                                                              ------------
                                                                               184,936,571
                                                                              ------------

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                                   NUMBER
                                                                 OF SHARES       VALUE
                                                                 ----------   ------------
    OFFICE/INDUSTRIAL                                   9.53%
         Kilroy Realty Corp. .................................     383,300    $ 10,276,273
         Prime Group Realty Trust.............................      91,600       1,278,736
         Reckson Associates Realty Corp. .....................     795,600      17,741,880
         Spieker Properties...................................     503,500      27,616,975
                                                                              ------------
                                                                                56,913,864
                                                                              ------------
    REAL ESTATE SERVICES                                0.01%
         *Crescent Operating..................................      52,500          65,625
                                                                              ------------
    SHOPPING CENTER                                    13.98%
      COMMUNITY CENTER                                  2.25%
         Kimco Realty Corp. ..................................     311,700      13,403,100
                                                                              ------------
      REGIONAL MALL                                    11.73%
         CBL & Associates Properties..........................     221,900       5,902,540
         General Growth Properties............................     675,700      23,615,715
         Macerich Co. ........................................      13,700         300,715
         Rouse Co. ...........................................     490,400      12,681,744
         Simon Property Group.................................     887,900      22,730,240
         Taubman Centers......................................     397,500       4,789,875
                                                                              ------------
                                                                                70,020,829
                                                                              ------------
         TOTAL SHOPPING CENTER................................                  83,423,929
                                                                              ------------
             TOTAL EQUITIES (Identified
                cost -- $517,706,124).........................                 584,339,579
                                                                              ------------
                                                                 PRINCIPAL
                                                                   AMOUNT
                                                                 ----------
    COMMERCIAL PAPER                                     1.67%
         Union Bank of Switzerland Finance, 5.30%, due
           4/2/01 (Identified cost -- $9,955,534).....           $9,957,000      9,955,534
                                                                              ------------
TOTAL INVESTMENTS (Identified cost -- $527,661,658)...  99.56%                 594,295,113
OTHER ASSETS IN EXCESS OF LIABILITIES ................   0.44%                   2,652,463
                                                       -------                ------------
NET ASSETS (Equivalent to $29.72 per share based on
  20,084,763 shares of capital stock outstanding) ...  100.00%                $596,947,576
                                                       ------                 ------------
                                                       ------                 ------------

-------------------
 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on March 31, 2001 was $28,793,240 based on an exchange rate of 1 Canadian dollars to 0.63408 U.S. dollar.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2001 (UNAUDITED)

                                                                         NET ASSET VALUE
                                          TOTAL NET ASSETS                  PER SHARE
                                   -------------------------------   ------------------------
NET ASSET VALUE:
Beginning of period: 12/31/00....                     $615,590,158                     $30.89
    Net investment income........    $  7,472,613                        $ 0.37
    Net realized and unrealized
       loss on investments.......     (24,338,800)                        (1.21)
    Distributions from net
       investment income.........      (6,650,794)                        (0.33)
    Capital stock transactions:
         Sold....................      17,765,268
         Distributions
            reinvested...........       3,759,105
         Redeemed................     (16,649,974)
Net decrease in net asset
  value..........................                      (18,642,582)                    $(1.17)
                                                      ------------                     ------
End of period: 3/31/01...........                      596,947,576                      29.72
                                                      ------------                     ------
                                                      ------------                     ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED MARCH 31, 2001)

ONE YEAR                SINCE INCEPTION (2/14/00)
--------                -------------------------
 21.55%                          22.89%

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                               MEET THE COHEN & STEERS FAMILY OF FUNDS:

             FOR HIGH CURRENT INCOME:                                   FOR TOTAL RETURN:
         [COHEN & STEERS EQUITY INCOME LOGO]                  [COHEN & STEERS REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITs                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITs
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

             FOR CAPITAL APPRECIATION:                                     FOR TOTAL RETURN:
      [COHEN & STEERS SPECIAL EQUITY FUND LOGO]           [COHEN & STEERS INSTITUTIONAL REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITs
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISER
Director and Chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and President                 (212) 832-3232

Gregory C. Clark                       FUND SUB-ADMINISTRATOR AND CUSTODIAN
Director                               State Street Corp.
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT
Willard H. Smith, Jr.                  Boston Financial Data Services, Inc.
Director                               Two Heritage Drive
                                       North Quincy, MA 02171
Adam Derechin                          (800) 437-9912
Vice President and Assistant Treasurer
                                       LEGAL COUNSEL
Lawrence B. Stoller                    Simpson Thacher & Bartlett
Assistant Secretary                    425 Lexington Avenue
                                       New York, NY 10017

                                       DISTRIBUTOR
                                       Cohen & Steers Securities, Inc.
                                       757 Third Avenue
                                       New York, NY 10017

                                       NASDAQ Symbol: CSRIX

                                       Website: www.cohenandsteers.com

                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.

                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Institutional Realty Shares, Inc.
                                       unless accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

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                                       8

                  [COHEN & STEERS INSTITUTIONAL REALTY SHARES LOGO]

                  -------------------------------------------------

                                   QUARTERLY REPORT
                                    MARCH 31, 2001


COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017